SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): November 14, 2000


                                   Net 2 L.P.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                    33-25984                 13-3497738
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                    c/o Lexington Corporate Properties Trust
                 355 Lexington Avenue, New York, New York 10017
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               (Address of principal executive offices) (Zip Code)


                                 (212) 692-7200
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                Registrant's telephone number including area code


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         (Former name or former address, if changed since last report.)









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Item  5.    Other Events.

      On November 14, 2000, Net 2. L.P., a Delaware limited partnership(the "Company"), issued a press release announcing that, together with Net 1 L.P. ("Net 1," and the Company and Net 1 collectively, the "Net Partnerships") it had agreed to be acquired by Lexington Corporate Properties Trust (NYSE:LXP) ("Lexington"), a Maryland statutory real estate investment trust, in a merger transaction valued at approximately $143.0 million. The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            Exhibit No.                  Description
            -----------                  -----------

                99.1                     Press Release, dated November 14,
                                         2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 9, 2001                   NET 2 L.P.

                                       By:  Lepercq Net 2 L.P., its general
                                            partner

                                            By: Lepercq Net 2 Inc., its general
                                                partner


                                                By: /s/ E. Robert Roskind
                                                   ---------------------------
                                                Name:  E. Robert Roskind
                                                Title: President





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                                  Exhibit Index
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            Exhibit No.                           Exhibit
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                99.1                     Press Release, dated November 14, 2000.